Amplify Samsung U.S. Natural Gas Infrastructure ETF
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Energy - 81.5% (a)
Archrock, Inc.	6,154	$160,127
Cheniere Energy, Inc.	527	102,444
DT Midstream, Inc.	1,700	203,456
Enbridge, Inc.	7,565	361,834
Energy Transfer LP	11,339	186,980
EQT Corp.	935	50,116
Expand Energy Corp.	306	33,770
FLEX LNG Ltd.	3,417	85,254
Golar LNG Ltd.	2,686	99,946
Kinder Morgan, Inc.	13,600	373,864
Kodiak Gas Services, Inc.	3,230	120,802
MPLX LP	7,327	391,042
ONEOK, Inc.	544	39,984
Plains GP Holdings LP	9,911	189,697
Solaris Energy Infrastructure, Inc.	8,653	397,778
Targa Resources Corp.	833	153,688
TC Energy Corp. (b)	3,774	207,608
Venture Global, Inc. - Class A (b)	9,112	62,144
Western Midstream Partners LP	4,284	169,218
Williams Cos., Inc.	6,817	409,770
		3,799,522

Industrials - 9.3% (a)
Bloom Energy Corp. - Class A (c)	1,921	166,916
Chart Industries, Inc. (c)	850	175,295
Worthington Enterprises, Inc.	1,802	92,929
		435,140

Materials - 1.6%
Air Products and Chemicals, Inc.	306	75,588

Utilities - 6.4%
PPL Corp.	3,281	114,901
Vistra Corp.	1,139	183,755
		298,656
TOTAL COMMON STOCKS (Cost $4,265,206)		4,608,906

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.2%	Shares	Value
First American Government Obligations Fund - Class X, 3.67% (d)	148,113	148,113
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $148,113)		148,113

MONEY MARKET FUNDS - 1.1%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (d)	54,210	54,210
TOTAL MONEY MARKET FUNDS (Cost $54,210)		54,210

TOTAL INVESTMENTS - 103.1% (Cost $4,467,529)		4,811,229
Liabilities in Excess of Other Assets - (3.1)%		(145,658)
TOTAL NET ASSETS - 100.0%		$4,665,571

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LP - Limited Partnership

(a)
To the extent that the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	All or a portion of this security is on loan as of December 31, 2025. The fair value of these securities was $140,040.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify Samsung U.S. Natural Gas Infrastructure ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$4,608,906	$–	$–	$4,608,906
Investments Purchased with Proceeds from Securities Lending	148,113	–	–	148,113
Money Market Funds	54,210	–	–	54,210
Total Investments	$4,811,229	$–	$–	$4,811,229

Refer to the Schedule of Investments for further disaggregation of investment categories.